UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

LIBBEY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue
Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 325-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On July 28, 2011 Libbey Inc. issued a press release announcing financial results for the first quarter ended June 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits 99.1 Press release dated July 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBBEY INC.
Registrant

Date:	July 28, 2011	By:	/s/ Richard I. Reynolds
Richard I. Reynolds
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Text of press release dated July 28, 2011